                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    May 3, 2005
                                                ________________________________

                        Marsh & McLennan Companies, Inc.
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)

        Delaware                       1-5998                   36-2668272
________________________________________________________________________________
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
    of Incorporation)                                      Identification No.)

1166 Avenue of the Americas New York, NY                          10036
________________________________________________________________________________
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (212) 345-5000
                                                  ______________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     |_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

                         Section 2--Financial Condition

Item 2.02.  Results of Operations and Financial Condition.

     On May 3, 2005, Marsh & McLennan Companies, Inc. issued a press release announcing its first quarter financial results for the quarter ended March 31,
2005, and that a conference call to discuss the first quarter 2005 results will be held at 10:00 a.m. ET on May 3, 2005. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.

                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits
            99.1  Press release issued May 3, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MARSH & McLENNAN COMPANIES, INC.

                                               By: /s/ Bart Schwartz
                                                   -----------------------------
                                                   Name: Bart Schwartz
                                                   Title: Deputy General Counsel

Date: May 3, 2005